TeraWulf Expands Infrastructure Platform with Acquisition of
1+ GW Eastern Kentucky HPC Campus
New “Muskie Data Campus” establishes one of the
largest scalable AI and HPC development sites in Kentucky
EASTON, Md. – May 26, 2026 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), which owns and operates vertically integrated, next-generation digital infrastructure, today announced the acquisition of a hyperscale high-performance computing (“HPC”) development site strategically located in Eastern Kentucky (the “Muskie Data Campus”).
The acquisition meaningfully expands TeraWulf’s portfolio of large-scale, energy-advantaged digital infrastructure campuses and advances the Company’s strategy of developing shovel-ready AI and HPC sites with long-term power availability, robust transmission infrastructure, and strong community alignment.
The Muskie Data Campus, acquired from Industrial Equity Partners (“IEP”), is expected to support more than 1 gigawatt (“GW”) of data center capacity over time. Delivery of the initial 500 megawatts (“MW”) is expected to ramp beginning in the second half of 2028, with an additional 500 MW targeted for delivery in the second half of 2030.
Jake Bronstein and Michael MacDougall, speaking on behalf of IEP, said, “We have long believed the Muskie Data Campus represented a compelling opportunity for large-scale digital infrastructure development in Eastern Kentucky. We believe TeraWulf brings the infrastructure expertise, power strategy, and execution capabilities needed to realize the project’s full potential.”
Located within the 1,000-acre EastPark Industrial Park, the site includes approximately 285 acres of owned and controlled land capable of supporting hyperscale AI and HPC infrastructure, with optional adjacent acreage to support future expansion. Regional economic development leaders have identified the project as one of the most significant economic development opportunities in northeastern Kentucky in decades.
Kentucky Power, an AEP Company, is constructing a 345 kV substation connected to the existing 765 kV transmission network, providing redundant, utility-scale power infrastructure designed to support the full 1+ GW campus. Transmission infrastructure and energy service agreements were executed concurrently with the acquisition pursuant to the applicable Industrial General Service tariff structure for large loads, establishing a clear pathway to long-term, large-scale power delivery.
The site is already zoned for its intended use, with permitting activities underway and limited site work required to support data center construction. The Company believes the Muskie Data Campus provides a clear line of sight to near-term construction commencement and accelerated time-to-power relative to many competing development opportunities.
TeraWulf intends to work collaboratively with regional educational and workforce development institutions to support workforce training and long-term economic development initiatives associated with the Muskie Data Campus.

Management Commentary
“This acquisition further reinforces the strategy we discussed on our first quarter earnings call: securing and developing large-scale, power-advantaged sites capable of supporting the next generation of HPC workloads,” said Paul Prager, Chairman and Chief Executive Officer of TeraWulf. “As we said then, the defining constraint in this market is no longer computing hardware — it is power, transmission infrastructure, and execution certainty. The Muskie Data Campus directly aligns with that thesis.”
Prager continued, “Muskie combines scalable power, robust transmission infrastructure, development readiness, and strategic regional positioning in a way that is increasingly difficult to replicate. The campus will be purpose-built around utility-scale infrastructure, including dedicated transmission investments and long-term power delivery planning designed specifically to support hyperscale AI workloads.”
“TeraWulf is fundamentally a power infrastructure company that builds digital infrastructure, not the other way around,” added Prager. “Our ability to identify, secure, and develop sites like Muskie reflects the advantages of our integrated approach and deep experience operating complex energy infrastructure assets. Muskie further expands our multi-campus development pipeline and strengthens our ability to serve large-scale AI and HPC customers across multiple regions and power markets.”
Prager concluded, “This project also reflects an important core strategy at TeraWulf: disciplined growth. We continue to focus on sites with durable power control, scalable expansion potential, strong utility relationships, and clear pathways to commercialization. Muskie is an excellent example of that strategy in action.”
TeraWulf expects the Muskie Data Campus to serve as a transformational economic development initiative for the region, with support from the Governor’s office, local county leadership, and regional economic development authorities. The project is expected to generate substantial construction activity, long-term skilled employment opportunities, workforce development initiatives, infrastructure investment, and incremental tax revenue over time.
Along with the Company's 480 MW Justified Data campus in Hancock County, the Muskie Data Campus represents TeraWulf’s second major digital infrastructure campus in Kentucky. This further expands the Company’s presence in a state that continues to emerge as an attractive market for large-scale AI and HPC development due to its robust energy infrastructure, supportive business environment, and strong engagement from state and local stakeholders.
About TeraWulf
TeraWulf develops, owns, and operates environmentally sustainable, industrial-scale data center infrastructure in the United States, purpose-built for high-performance computing (HPC) hosting and bitcoin mining. Led by a team of veteran energy infrastructure entrepreneurs, TeraWulf is committed to innovation and operational excellence, with a mission to lead the market in large-scale digital infrastructure by serving both its own compute requirements and those of top-tier HPC clients as a trusted hosting partner.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) TeraWulf’s ability to attract additional customers to lease its HPC data centers; (2) TeraWulf’s ability to complete our data center campuses and future strategic growth initiatives in a timely manner or within anticipated cost estimates; (3) operational risks associated with our data centers and our ability perform under its existing data center lease agreements; (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (6) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; and (9) other risks and uncertainties detailed from time to time in TeraWulf’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.
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